SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  March 1, 1999


                          STERLING COMMERCE, INC.
             (Exact Name of Registrant as Specified in Charter)


       STATE OF DELAWARE              1-14196                75-2623341
 ----------------------------       ------------         -------------------
 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)


 300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS                    75201
 ---------------------------------------------                  ----------
 (Address of Principal Executive Offices)                       (Zip Code)


 Registrant's telephone number, including area code(214) 981-1100



ITEM 5.       OTHER EVENTS.

       On March 1, 1999, the Board of Directors of Sterling Commerce, Inc. (the "Company") approved a stock repurchase program authorizing the repurchase by the Company of up to five million shares of its outstanding common stock. Purchases will be made from time to time as market and business conditions warrant, in open market, negotiated or block transactions. The Company has approximately 95 million shares of common stock outstanding.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

   (c)    Exhibits.

              Exhibit
              Number        Exhibit
              -------       -------
              99.1          Press release, dated March 1, 1999, issued by
                            Sterling Commerce, Inc.




                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STERLING COMMERCE, INC.
                                           (Registrant)


Date  March 1, 1999               By  /s/ Albert K. Hoover
      -------------                   ------------------------------------
                                          Albert K. Hoover
                                          Senior Vice President, Secretary
                                            and General Counsel




                             INDEX TO EXHIBITS

Exhibit
Number        Exhibit
-------       -------
99.1          Press release, dated March 1, 1999, issued by Sterling
              Commerce, Inc.